SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           ---------------------------


                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): October 21, 1997
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                        Lexmark International Group, Inc.
                        ---------------------------------

             (Exact name of registrant as specified in its charter)

    Delaware                       1-14050                        22-3074422
    --------                       -------                        ----------
(State or other jurisdiction     (Commission                    (IRS Employer
    of incorporation)              File No.)                 Identification No.)


One Lexmark Centre Drive, Lexington, Kentucky                          40550
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(Address of principal executive offices)                             (Zip code)





       Registrant's telephone number, including area code: (606) 232-2000
                                                           --------------



          -------------------------------------------------------------
          (Former name or former address, if changed since last report)




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ITEM 5.           OTHER EVENTS.

                  On October 21, 1997, the Company entered into an agreement, and issued a press release announcing its agreement, to repurchase three million shares of its outstanding Class A Common Stock from certain of its stockholders who are participating in a proposed secondary offering of shares of the Company's Class A Common Stock.



ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (c)  Exhibits

                       Exhibit 10 - Stock  Disposition  Agreement,  dated as of
                                    October 21,  1997,  between Lexmark
                                    International  Group,  Inc. and The Clayton
                                    & Dubilier Private Equity Fund IV Limited
                                    Partnership.


                       Exhibit 20.1 - Press Release dated October 21, 1997.


                       Exhibit 20.2 - Press  Release  dated  October  20, 1997
                                      which modifies and supersedes the Press
                                      Release filed with the October 20, 1997
                                      Form 8-K.











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





                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.




                                            LEXMARK INTERNATIONAL GROUP, INC.



                                            By:  /s/ David L. Goodnight
                                                -----------------------
                                                David L. Goodnight
                                                Corporate Controller


Date:  October 21, 1997





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